                                                                   Exhibit 10.17


                 S CORPORATION REVOCATION, TAX ALLOCATION AND
                           INDEMNIFICATION AGREEMENT

     This Revocation, Tax Allocation and Indemnification Agreement, dated as of ____________ ___, 1996 (the "Agreement"), is made by and between Mastech Systems Corporation, a Pennsylvania corporation (the "Company"), and the persons identified on the signature pages hereto who constitute all of the shareholders of the Company on the date hereof (each individually, a "Shareholder," and collectively, the "Shareholders").

                                   RECITALS:

     A. The Company is an S corporation, within the meaning of section 1361 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Shareholders are its only shareholders as of the date of this Agreement.

     B. The Company intends to enter into an underwriting agreement to sell shares of its common stock to the public in an initial public offering registered under the Securities Act of 1933, as amended (the "Public Offering").

     C. The Shareholders are currently the only shareholders of the Company and will continue to be so until immediately before the Closing (as defined below) of the Public Offering.

     D. In connection with the Public Offering, and in order to induce the investment by the public in the Company, the Company and the Shareholders desire to provide for an S corporation revocation, tax allocation and indemnification agreement in connection with tax periods prior to and following the Termination Date (as defined below).

     NOW, THEREFORE, for mutual consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Shareholders do hereby covenant and agree as follows:

                                   ARTICLE I
                                  DEFINITIONS


     The following terms, as used herein, have the following meanings:

     "Accumulated Adjustments Account" shall have the meaning set forth in
Section 1368(e)(1) of the Code.

     "Closing" shall mean the closing and completion of the offering by the Company of shares of its stock, as described in the Registration Statement on Form S-1 filed by Mastech Corporation with the Securities and Exchange Commission on October 15, 1996, as subsequently amended.

     "Code" shall have the meaning set forth in Recital A.

     "C Short Year" shall have the meaning set forth in Section 1362(e)(1)(B) of the Code.

     "Public Offering" shall have the meaning set forth in Recital B.

     "S corporation" shall have the meaning set forth in Section 1361(a) of the Code.

     "S Corporation Taxable Income" shall mean, for periods beginning on or after the date the Company became an S corporation and ending with the close of the last day of the S Short Year, the sum of (i) the Company's items of separately stated income and gain (within the meaning of Section 1366(a)(1)(A) of the Code) reduced, to the extent applicable, by the Company's separately stated items of deduction and loss (within the meaning of Section 1366(a)(1)(A) of the Code) and (ii) the Company's nonseparately computed net income (within the meaning of Section 1366(a)(1)(B) of the Code).

     "S Short Year" shall have the meaning set forth in Section 1362(e)(1)(A) of the Code.

     "Termination Date" shall mean the date on which the Company's status as an S corporation is terminated by reason of revocation of the election for the Company to be an S corporation pursuant to Section 1362(d)(1) of the Code, which date shall be not earlier than the date the registration statement related to the Public Offering is declared effective by the Securities and Exchange Commission and not later than two days prior to the date of the Closing, as designated by the Company.

                                  ARTICLE II
                       REVOCATION; TERMINATION PAYMENTS


     2.1  Revocation of S Corporation Status.  The Company shall revoke its
          ----------------------------------
status as an S corporation pursuant to an election, as permitted pursuant to
Section 1362(d)(1) of the Code, which election shall be made by the Company and the Shareholders and shall be effective on the Termination Date. The revocation shall be made in accordance with and in the manner provided by Treasury Regulation Section 1.1362-6(a)(3) and shall be substantially in the form attached hereto as Exhibit A.

     2.2  Termination Payments to Shareholders.  Immediately prior to the
          ------------------------------------
Termination Date, the Company shall distribute to the Shareholders (pro rata in accordance with the relative number of shares of stock of the Company held by each Shareholder) an amount equal to the Accumulated Adjustments Account of the Company calculated as of the Termination Date, including the S Corporation Taxable Income for the S Short Year ending on the Termination Date. Such distribution shall take the form of a promissory note of the Company in the form set forth as Exhibit B. For purposes of this Section 2.2, the Accumulated Adjustments Account be determined by the chief financial officer of the Company in accordance with the Company's books and records and without regard to any future adjustments to the Company's taxable income as described in Section 2.3. In the event the chief financial officer increases the Accumulated Adjustments Account as of the Termination Date by virtue of more accurate accounting information received subsequent to the Termination Date, the Company shall distribute to the Shareholders (pro rata in accordance with the relative number of shares of stock of the Company held by each Shareholder) an amount equal to such increase within thirty days of such determination.

     2.3  Future Adjustments.  In the event that any future examination of any
          ------------------
tax return by any taxing authority results in a final determination increasing the taxable income of the Company for the S Short Year, or for any period ending prior to the Termination Date, the Company shall distribute to the Shareholders (pro rata in accordance with the relative number of shares of stock of the Company held by each Shareholder), within 30 days of such final determination, cash in an amount equal to the product of (i) the amount of such increase in the taxable income of the Company resulting from such final determination, multiplied by (ii) the highest marginal federal income tax rate applicable to individuals for the taxable year to which such adjustment relates.

     2.4  Short Taxable Years.  The parties acknowledge that the taxable year in
          -------------------
which the S corporation status of the Company is terminated will be an S Termination Year for tax purposes, as defined in Section 1362(e)(4) of the Code. Pursuant to Section 1361(e)(1) of the Code, the S Termination Year of the Company shall be divided into two short taxable years: an "S Short Year" and a "C Short Year." As defined in Section 1362(e)(1)(A) of the Code, the S Short Year shall be that portion of the Company's S Termination Year ending on the day immediately preceding the Termination Date. Pursuant to Section 1362(e)(1)(B) of the Code, that portion of the S Termination Year beginning on the Termination Date and ending on the last day of the taxable year shall be the C Short Year of the Company.

                                  ARTICLE III
                             ALLOCATION OF INCOME

     The Company and the Shareholders agree that for tax purposes (including for purposes of determining the Company's S Corporation Taxable Income for its fiscal year ending December 31, 1996) the Company shall allocate its items of income, gain, loss, deduction and credit for its fiscal year ending December 31, 1996 between the S Short Year and the C Short Year in accordance with the so-called "closing of the books method," as permitted by Section 1362(e)(3) of the Code. The Company will make the election permitted by Section 1362(e)(3) in a timely manner. The Shareholders agree to consent to such election and to provide the Company with the statement of consent of all shareholders described in Section 1.1362-6(b) of the Treasury Regulations. The Company and the Shareholders agree to make, and to provide such information and obtain such consents as are necessary to make, any comparable election required under applicable state and local income tax laws.

                                  ARTICLE IV
                                     TAXES


     4.1  Liability for Taxes Incurred During the S Short Year and for Tax
          ----------------------------------------------------------------
Periods Ending Prior to the Termination Date.  The Shareholders, severally and
--------------------------------------------
not jointly, each covenant and agree that: (i) the Shareholders have duly included, or will duly include, in their own federal, state, and local income tax returns their respective allocable shares of all items of income, gain, loss, deduction, or credit attributable to the S Short Year of the Company or to any prior period (or that portion of any period) during which the Company was an S corporation to the extent required by applicable law; (ii) such returns shall, to the extent required by applicable law, include their allocable share of S Corporation Taxable Income of the Company from all sources through and including the close of business on the last day of the S Short Year of the Company, and (iii) the Shareholders shall, to the extent required by applicable law, pay any and all taxes they are required to pay, as a result of being a shareholder of the Company, for all taxable periods (or that portion of any period) during which the Company was an S corporation.

     4.2  Shareholder Indemnification for Tax Liabilities.  The Shareholders,
          -----------------------------------------------
severally (according to the relative percentage of the outstanding shares of Company common stock owned by each Shareholder on the last day of any applicable period to which a liability described below relates) and not jointly, each hereby indemnify and hold the Company harmless from, against and in respect of any unpaid income tax liabilities of the Company (including interest and penalties imposed thereon) (i) which are attributable to the S Short Year or any period ending prior to the Termination Date, or (ii) which are incurred by the Company as a result of a final determination of an adjustment (by reason of an amended return, claim for refund, audit, judicial decision or otherwise) to the taxable income of the Shareholders for any period (including, without limitation, the S Short Year) which (in the case of this clause (ii)) results in a decrease for any period in the Shareholders' taxable income and a corresponding increase for any period in the taxable income of the Company.

     4.3  Company Indemnification for Tax Liabilities.  The Company hereby
          -------------------------------------------
indemnifies and agrees to hold the Shareholders harmless from, against and in respect of income tax liabilities (including interest and penalties imposed thereof), if any, incurred by the Shareholders as a result of a final determination of an adjustment made after the Termination Date (by reason of an amended return, claim for refund, audit, judicial decision or otherwise) to the taxable income of the Company which results in a decrease for any period in the computation of the Company's taxable income and a corresponding increase for any period in the taxable income of the Shareholders.

     4.4  Payments.  The Shareholders or the Company, as the case may be, shall
          --------
make any payment required under this Agreement (except for the promissory note described in Section 2.2 hereof) within 30 days after receipt of notice from the other party that a final determination has occurred and a payment is due by such party to the appropriate taxing authority.

     4.5  Refunds.  If the Company receives a refund of any income tax
          -------
(including penalties and interest) for any reporting period ending on or prior to the Termination Date, or as to which it has previously been indemnified by the Shareholders, it shall pay an amount equal to such refund, within 30 days after receipt thereof, to the Shareholders in accordance with the percentage of the outstanding shares of Company common stock owned by each such Shareholder on the last day of any applicable period which the refund relates. If the Shareholders receive a refund of any income tax (including penalties and interest) as to which they have previously been indemnified by the Company, they shall, within 30 days after receipt thereof, remit an amount equal to such refund to the Company.

     4.6  Notice and Control of Proceedings.  Each of the Company and the
          ---------------------------------
Shareholders agree that (i) within 10 days of receiving written notice of any income tax examinations, claims, settlements, proposed adjustments or related matters that may affect in any way the income tax liability of a party under this Agreement, such person shall provide written notice thereof to such each other party hereto, and (ii) the party or parties who would be responsible for the payment of the applicable taxes if the matter in question were to be resolved adversely shall be entitled, in his or its reasonable discretion and at his or its sole expense, to handle, control and compromise or settle the defense thereof, so long as such party or parties are acting diligently and in good faith. Such party or parties shall keep the other party(ies) apprised of the status thereof and shall consult with such other party(ies) concerning the conduct of the defense thereof. Notwithstanding the foregoing, however, the party handling such matters shall not compromise or settle any matter which could adversely affect the tax liability of another party without such other party's prior written consent, which shall not be unreasonably withheld. The parties hereto shall execute all instruments required to effectuate the provisions of this Section 4.6.

     4.7  Cooperation.  The parties will make available to one another, as
          -----------
reasonably requested, and to any taxing authority, all information, records or documents relating to the liability for taxes covered by this Agreement and will preserve any such information, records or documents until the expiration of the applicable statute of limitations or extensions thereof. The party requesting such information shall reimburse the other party for all reasonable out-of-pocket-costs incurred in producing such information.

     4.8  Costs.  Except as otherwise provided herein, each party shall bear his
          -----
or its own costs in administering this Agreement.

     4.9  Conduct of the Company in the Ordinary Course of Business.  From the
          ---------------------------------------------------------
date hereof until the Termination Date, the Company will be conducted in the ordinary course of business, consistent with past practices (including, without limitation, its receivables collection and expense payment practices).

                                   ARTICLE V
                                 MISCELLANEOUS


     5.1  Counterparts.  This Agreement may be executed in counterparts, each of
          -------------
which shall be deemed an original, but all of which counterparts collectively shall constitute an instrument representing the Agreement between the parties hereto.

     5.2  Construction of Terms.  Nothing herein expressed or implied is
          ---------------------
intended, or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto or their respective successors, any rights or remedies under or by reason of this Agreement.

     5.3  Intent of Parties.  It is the parties' intent that the liability for
          -----------------
income taxes arising from the operations of the Company will be borne by the Shareholders for all periods through and including the S Short Year and by the Company for all subsequent periods beginning with the C Short Year, and this Agreement shall be construed so as most equitably to achieve such intent.

     5.4  Governing Law.  This Agreement between the parties hereto shall be
          -------------
governed by and construed in accordance with the substantive laws of the Commonwealth of Pennsylvania without regard to its choice of law rules.

     5.5  Severability.  In the event that any one or more of the provisions of
          ------------
this Agreement shall be held to be illegal, invalid or unenforceable in any respect, the same shall not in any respect affect the validity, legality or enforceability of the remainder of this Agreement, and the parties shall use their best efforts to replace such illegal, invalid or unenforceable provisions with an enforceable provision approximating, to the extent possible, the original intent of the parties.

     5.6  Notices.  Unless otherwise provided, any notice required or permitted
          -------
under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or telecopy (receipt confirmed, with a copy to be sent by reputable overnight courier as set forth herein) to the party to be notified, or one business day after delivery to a reputable overnight courier, postage prepaid, and addressed to the party to be notified at the address provided to the Company, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

     5.7  Amendments and Waivers.  Any term of this Agreement may be amended,
          ----------------------
and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of each of the parties hereto; provided, however, that no consent of the Company shall be effective unless approved by the Board of Directors.

     5.8  Full Understanding.  Each Shareholder represents and agrees that such
          ------------------
Shareholder fully understands his or her right to discuss all aspects of this Agreement with such Shareholder's private attorney, and that to the extent, if any, that the Shareholder desired, has availed himself or herself of such right. Each Shareholder further represents that he or she has carefully read and fully understands all of the provisions of this Agreement, that such Shareholder is competent to execute this Agreement, that the Shareholder's agreement to execute this Agreement has not been obtained by any duress and that he or she freely and voluntarily enters into it, and that he or she has read this document in its entirety and fully understands the meaning, intent and consequences of this document.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this first date set forth above.

MASTECH SYSTEMS CORPORATION            SHAREHOLDERS


By:
    ----------------------------       ----------------------------
   Co-Chairman and Chief Executive     Sunil Wadhwani
   Officer
   Sunil Wadhwani
                                       ----------------------------
                                       Ashok Trivedi

                                       WADHWANI FAMILY TRUST


                                       By:
                                           ------------------------
                                           Sunil Wadhwani, natural parent
                                           for Rohan Wadhwani, a minor, Fund A

                                       By:
                                           ------------------------
                                           Sunil Wadhwani, natural parent
                                           for Shalina Wadhwani, a minor, Fund B

                                       TRIVEDI FAMILY TRUST


                                       By:
                                           ------------------------
                                           Ashok Trivedi, natural parent
                                           for Shelley Trivedi, a minor, Fund A

                                       By:
                                           ------------------------
                                           Ashok Trivedi, natural parent
                                           for Sheena Trivedi, a minor, Fund B

                                       By:
                                           ------------------------
                                           Ashok Trivedi, natural parent
                                           for Shivani Trivedi, a minor, Fund C

                                   EXHIBIT A
                                   ---------

Internal Revenue Service Center
[address] [where the original S election was filed]

          Re:  Revocation of S Corporation Election

Dear Sir or Madam:

          Mastech Systems Corporation (the "Corporation") has the mailing address 1004 McKee Road, Oakdale, Pennsylvania 15071. The federal identification number for the Corporation is 25-1529755. The Corporation revokes its S Corporation election made under Internal Revenue Code Section 1362(a) effective immediately prior to the effective date of the Corporation's Form S-1 registration statement [which is expected to be on or about December 16, 1996].

          The number of shares of common stock issued and outstanding at the time of this revocation is 250,000. Attached to this letter of revocation are consents signed by persons who own more than one-half of the total issued and outstanding common stock.

                              Mastech Systems Corporation



                              By
                                -----------------------------------------
                              Its:
                                  ---------------------------------------

                      CONSENT TO REVOCATION OF S ELECTION
                      -----------------------------------

          The undersigned shareholder consents to the revocation by Mastech Systems Corporation, whose mailing address is 1004 McKee Road, Oakdale, Pennsylvania 15071, of its election under Internal Revenue Code Section 1362(a).

Name and address of consenting shareholder:

Number of issued and outstanding shares owned:

Social Security number of consenting shareholder:

Corporation's federal identification number:

Date or dates on which shares were acquired:

Date on which consenting shareholder's taxable year ends:

                 (Consent of spouse who is not a shareholder)

If I have any interest, under community property laws or otherwise, in the shares listed above, I hereby consent to the revocation by Mastech Systems Corporation of its election under Section 1362(a) of the Internal Revenue Code of 1986, as amended.


                              --------------------------------------------------


                              --------------------------------------------------
                              Spouse's Name, Address, Social Security Number

Under penalties of perjury, I declare (1) that I consent to the revocation by the above-named corporation of its election to be an "S Corporation" under
Section 1362(a), and (2) that I have examined this consent statement and, to the best of my knowledge and belief, it is true, correct and complete.

Date:
     -------------------      --------------------------------------------------
                              Sunil Wadhwani



                              --------------------------------------------------
                              Spouse

                      CONSENT TO REVOCATION OF S ELECTION
                      -----------------------------------

          The undersigned shareholder consents to the revocation by Mastech Systems Corporation, whose mailing address is 1004 McKee Road, Oakdale, Pennsylvania 15071, of its election under Internal Revenue Code Section 1362(a).

Name and address of consenting shareholder:

Number of issued and outstanding shares owned:

Social Security number of consenting shareholder:

Corporation's federal identification number:

Date or dates on which shares were acquired:

Date on which consenting shareholder's taxable year ends:

                 (Consent of spouse who is not a shareholder)

If I have any interest, under community property laws or otherwise, in the shares listed above, I hereby consent to the revocation by Mastech Systems Corporation of its election under Section 1362(a) of the Internal Revenue Code of 1986, as amended.


                              --------------------------------------------------


                              --------------------------------------------------
                              Spouse's Name, Address, Social Security Number

Under penalties of perjury, I declare (1) that I consent to the revocation by the above-named corporation of its election to be an "S Corporation" under
Section 1362(a), and (2) that I have examined this consent statement and, to the best of my knowledge and belief, it is true, correct and complete.

Date:
     -------------------      --------------------------------------------------
                              Ashok Trivedi



                              --------------------------------------------------
                              Spouse

                      CONSENT TO REVOCATION OF S ELECTION
                      -----------------------------------

          The undersigned shareholder consents to the revocation by Mastech Systems Corporation, whose mailing address is 1004 McKee Road, Oakdale, Pennsylvania 15071, of its election under Internal Revenue Code Section 1362(a).

Name and address of consenting shareholder:

Number of issued and outstanding shares owned:

Social Security number of consenting shareholder:

Corporation's federal identification number:

Date or dates on which shares were acquired:

Date on which consenting shareholder's taxable year ends:

Under penalties of perjury, I declare (1) that I consent to the revocation by the above-named corporation of its election to be an "S Corporation" under
Section 1362(a), and (2) that I have examined this consent statement and, to the best of my knowledge and belief, it is true, correct and complete.

Date:
     -------------------      --------------------------------------------------
                              Ashok Trivedi, natural parent for Shelley Trivedi, a minor, Fund A

                      CONSENT TO REVOCATION OF S ELECTION
                      -----------------------------------

          The undersigned shareholder consents to the revocation by Mastech Systems Corporation, whose mailing address is 1004 McKee Road, Oakdale, Pennsylvania 15071, of its election under Internal Revenue Code Section 1362(a).

Name and address of consenting shareholder:

Number of issued and outstanding shares owned:

Social Security number of consenting shareholder:

Corporation's federal identification number:

Date or dates on which shares were acquired:

Date on which consenting shareholder's taxable year ends:

Under penalties of perjury, I declare (1) that I consent to the revocation by the above-named corporation of its election to be an "S Corporation" under
Section 1362(a), and (2) that I have examined this consent statement and, to the best of my knowledge and belief, it is true, correct and complete.

Date:
     -------------------      --------------------------------------------------
                              Ashok Trivedi, natural parent for Sheena Trivedi, a minor, Fund B

                      CONSENT TO REVOCATION OF S ELECTION
                      -----------------------------------

          The undersigned shareholder consents to the revocation by Mastech Systems Corporation, whose mailing address is 1004 McKee Road, Oakdale, Pennsylvania 15071, of its election under Internal Revenue Code Section 1362(a).

Name and address of consenting shareholder:

Number of issued and outstanding shares owned:

Social Security number of consenting shareholder:

Corporation's federal identification number:

Date or dates on which shares were acquired:

Date on which consenting shareholder's taxable year ends:

Under penalties of perjury, I declare (1) that I consent to the revocation by the above-named corporation of its election to be an "S Corporation" under
Section 1362(a), and (2) that I have examined this consent statement and, to the best of my knowledge and belief, it is true, correct and complete.

Date:
     -------------------      --------------------------------------------------
                              Ashok Trivedi, natural parent for Shivani Trivedi, a minor, Fund C

                      CONSENT TO REVOCATION OF S ELECTION
                      -----------------------------------

          The undersigned shareholder consents to the revocation by Mastech Systems Corporation, whose mailing address is 1004 McKee Road, Oakdale, Pennsylvania 15071, of its election under Internal Revenue Code Section 1362(a).

Name and address of consenting shareholder:

Number of issued and outstanding shares owned:

Social Security number of consenting shareholder:

Corporation's federal identification number:

Date or dates on which shares were acquired:

Date on which consenting shareholder's taxable year ends:

Under penalties of perjury, I declare (1) that I consent to the revocation by the above-named corporation of its election to be an "S Corporation" under
Section 1362(a), and (2) that I have examined this consent statement and, to the best of my knowledge and belief, it is true, correct and complete.

Date:
     -------------------      --------------------------------------------------
                              Sunil Wadhwani, natural parent for
                              Rohan Wadhwani, a minor, Fund A

                      CONSENT TO REVOCATION OF S ELECTION
                      -----------------------------------

          The undersigned shareholder consents to the revocation by Mastech Systems Corporation, whose mailing address is 1004 McKee Road, Oakdale, Pennsylvania 15071, of its election under Internal Revenue Code Section 1362(a).

Name and address of consenting shareholder:

Number of issued and outstanding shares owned:

Social Security number of consenting shareholder:

Corporation's federal identification number:

Date or dates on which shares were acquired:

Date on which consenting shareholder's taxable year ends:

Under penalties of perjury, I declare (1) that I consent to the revocation by the above-named corporation of its election to be an "S Corporation" under
Section 1362(a), and (2) that I have examined this consent statement and, to the best of my knowledge and belief, it is true, correct and complete.

Date:
     -------------------      --------------------------------------------------
                              Sunil Wadhwani, natural parent for Shalina
                              Wadhwani, a minor, Fund B

                                   EXHIBIT B
                                   ---------

                            DEMAND PROMISSORY NOTE
                            ----------------------

                                                                          , 1996
                                                        -----------------

     FOR VALUE RECEIVED, MASTECH SYSTEMS CORPORATION, a Pennsylvania corporation ("Maker"), promises to pay the persons identified on Exhibit B-1 hereto (each a "Payee" and, collectively, the "Payees"), the Principal (as defined herein),
 -----                          ------
with interest on the balance of the Principal outstanding from time to time at a rate per annum equal to the Interest Rate (as defined herein), compounded annually, on the following terms and conditions:

     1.  Definitions.  For purposes of this Demand Promissory Note, the
         ------------
following capitalized terms shall have the meaning ascribed thereto:

               (a)  "Agreement" shall mean that certain S Corporation
                     ---------
         Revocation, Tax Allocation and Indemnification Agreement, dated as of
                      1996 by and among Maker and Payees, a copy of which is
         ------------
         attached hereto as Exhibit B-2 and is incorporated herein by this reference.

               (b)  "Interest Rate" shall mean the prime rate of interest as
                     -------------
         published by the Wall Street Journal under the caption "Money Rates" on the Termination Date (as defined in the Agreement).

               (c)  "Principal" shall mean a dollar amount not previously paid
                     ---------
         to Payees equal to the amount payable by Maker to Payees pursuant to
         Section 2.2 of the Agreement.

     2.  Payment.  The entire Principal balance (together with all accrued and
         -------
unpaid interest) shall be due and payable immediately upon the presentment of written demand therefor by Payees to Maker; provided, however, that no such
demand may be made prior to               , 1997 (45 days after issuance of the
                            --------------
Note). Principal and interest accrued hereunder shall be payable in lawful money of the United States of America to Payees, at 1004 McKee Road, Oakdale, Pennsylvania 15017, or at such other address as Payees may designate in writing from time to time to Maker. All payments to Payees hereunder shall be made pro rata to each Payee in proportion to the number of shares of stock of the Company held by each Payee on the Termination Date as set forth on Exhibit B-1.

     3.  Prepayments.  The indebtedness evidenced by this Demand Promissory Note
         -----------
may be prepaid in full or in part without penalty at the option of Maker at any time.

     4.  Events of Default.  The occurrence of any of the following shall
         -----------------
constitute an Event of Default under this Note:

               (a) Failure by Maker to pay Principal or interest under this Demand Promissory Note when and as the same becomes due and payable and the continuation of such failure for a period of five (5) days thereafter; or

               (b) Maker shall: (i) be generally unable or admit in writing the inability to pay Maker's debts as they become due; (ii) have an order for relief entered in any case commenced by Maker under the federal bankruptcy laws, as now or thereafter in effect; (iii) commence a proceeding under any federal or state bankruptcy, insolvency, reorganization or similar law, or have such a proceeding commenced against Maker and either have an order of insolvency or reorganization entered against Maker or have the proceeding remain undismissed and unstayed for ninety (90) days; (iv) make an assignment for the benefit of creditors; or (v) have a receiver, trustee or custodian appointed for Maker for the whole or any substantial part of Maker's properties.

     5.  Penalty Interest.  Upon the occurrence of an Event of Default, and to
         ----------------
the extent permitted by applicable law, interest shall accrue on the amount of unpaid Principal and interest at a rate per annum equal to the Interest Rate, plus two percent (2%), until said Principal and interest is paid in full to Payees.

     6.  Waiver.  Maker agrees (i) that the failure of Payees to exercise any
         ------
rights or remedies granted hereunder shall not constitute a waiver of such rights or remedies or any other rights or remedies, or preclude the exercise of such rights or remedies or any other rights or remedies at any time, and (ii) that failure of Payees to exercise any rights or remedies granted hereunder, in the event of a breach thereof or an Event of Default hereunder, shall not be deemed a waiver of such breach or Event of Default or of any other or further breaches or Events of Default. In addition, Maker hereby waives demand, presentment for payment, notice of dishonor, protest and notice of protest, and diligence in collection and bringing suit and agrees that Payee may extend the time for payment, accept partial payment, or take, exchange, or release security without discharging or releasing Maker .

     7.  Governing Law.  This Note shall be construed and enforced in accordance
         -------------
with the laws of the Commonwealth of Pennsylvania, without giving effect to principles of conflicts of law.

     8.  Rights and Remedies.  The rights and remedies set forth herein shall be
         -------------------
cumulative and in addition to any other or further rights and remedies available at law or in equity. The invalidity or unenforceability of any term or provision of this Demand Promissory Note, or the application of such term or provision to any person or circumstance, shall not impair or affect the remainder of this Demand Promissory Note and its application to other persons and circumstances and the remaining terms and provisions hereof shall not be invalid, but shall remain in full force and effect.

     9.  Assignment by Maker.  Assignment by Maker and the assumption by any
         -------------------
third party of Maker's obligations hereunder shall be made only with the written consent of Payees.

     IN WITNESS WHEREOF, this Demand Promissory Note has been executed by Maker as of the day and year first above written.

                             MAKER:

                             MASTECH SYSTEMS CORPORATION


                             By:
                                ------------------------------------------------
                                Co-Chairman of the Board and Chief Executive
                                Officer
                                Sunil Wadhwani

                                  EXHIBIT B-1
                                  -----------


Shareholders                              Shares
------------                              ------

Sunil Wadhwani
Ashok Trivedi
Wadhwani Family Trust
           Rohan Wadhwani, Fund A
           Shalina Wadhwani, Fund B
Trivedi Family Trust
           Shelley Trivedi, Fund A
           Sheena Trivedi, Fund B
           Shivani Trivedi, Fund C

                                  Exhibit B-2
                                  -----------


S Corporation Revocation, Tax Allocation and Indemnification Agreement